SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           January 2, 1997


                        PIONEER FINANCIAL SERVICES, INC.

               (Exact name of registrant as specified in charter)


      Delaware                       1-10522                36-2479273

(State of other jurisdiction       (Commission            (IRS Employer
   of incorporation)               File Number)         Identification No.)



1750 East Golf Road, Schaumburg, Illinois                  60173
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code (847) 995-0400





          (Former name or former address, if changed since last report)


Item 5.   Other Events.

     On January 2, 1997, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.         Description of Document

          99.1 Press release dated January 2, 1997 issued by the registrant.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER FINANCIAL SERVICES, INC.

Date:  January 6, 1997             By: /s/ David I. Vickers
                                   David I. Vickers, Senior Vice President,
                                   Treasurer and Chief Financial Officer